================================================================================
================================================================================


                      SECURITIES AND EXCHANGE COMMISSION


                            WASHINGTON, D.C. 20549



                                   FORM 8-K

                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



      Date of Report (Date of earliest event reported): December 18, 1996


                      HOUSTON BIOTECHNOLOGY INCORPORATED
            (Exact name of registrant as specified in its charter)



          DELAWARE                         1-12210               76-0102032
(State or other jurisdiction of    (Commission File Number)  (I.R.S. Employer
  incorporation or organization)                             Identification No.)



        3608 RESEARCH FOREST DRIVE
          THE WOODLANDS, TEXAS                                      77381
 (Address of principal executive offices)                        (Zip Code)



      Registrant's telephone number, including area code:  (713) 363-0999



================================================================================
================================================================================

                      HOUSTON BIOTECHNOLOGY INCORPORATED

                               TABLE OF CONTENTS
                                      FOR
                          CURRENT REPORT ON FORM 8-K


                                                                  Page
                                                                  ----

Item 5.      Other Events ......................................    3

Item 7.      Financial Statements and Exhibits..................    3

Signature    ...................................................    4

     ITEM 5. OTHER EVENTS.

          On December 18, 1996, Houston Biotechnology Incorporated, a Delaware corporation ("HBI"), entered into an Agreement and Plan of Merger with Medarex, Inc., a New Jersey corporation ("Medarex"), and Medarex Acquisition Corp., a Delaware corporation and wholly-owned subsidiary of Medarex ("Merger Sub"), pursuant to which (i) Merger Sub will be merged with and into HBI (the "Merger") and HBI will become a wholly owned-subsidiary of Medarex and (ii) each share of common stock, par value $0.01 per share, of HBI shall be converted into the right to receive 0.182 shares of Medarex common stock, par value $0.01 per share (the "Medarex Common Stock").

          Pending consummation of the Merger, Medarex has agreed to fund the pending operations of HBI. In connection therewith, Medarex has loaned HBI $500,000 to be used exclusively for operating expenses in the ordinary course. In addition, Medarex has agreed to loan an additional $250,000 on January 15, 1997. The loans are evidenced by Convertible Notes and, in certain circumstances, are convertible into shares of common stock of HBI. As security for payment of the loans by HBI, HBI has granted to Medarex an exclusive, transferable, perpetual license to use, further develop, manufacture, sell and otherwise commercialize HBI's 4197X-RA immunotoxin product in North America. The license shall be held in escrow and delivered to Medarex only upon certain events of default, as set forth in the Convertible Notes evidencing the loans.

          Consummation of the Merger is subject to the satisfaction of certain conditions, including approval of HBI's stockholders, registration under the Securities Act of 1933, as amended, of the shares of Medarex Common Stock to be issued in the Merger and listing of the shares of Medarex Common Stock on the Nasdaq National Market. It is expected that the consummation of the Merger will occur as soon as practicable after the satisfaction of all such conditions.

     ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

          (c) Exhibits.   The following materials are filed as exhibits to this
Current Report on Form 8-K:


Exhibit
 Number                         Description of Exhibit
--------                        ----------------------

  99.1 Agreement and Plan of Merger among Medarex, Inc., Medarex Acquisition Corp. and Houston Biotechnology Incorporated dated December 18, 1996, together with the exhibits thereto.

  99.2 Convertible Note dated December 18, 1996 executed by Houston Biotechnology Incorporated in favor of Medarex, Inc.

  99.3 License Agreement effective December 18, 1996 between Houston Biotechnology Incorporated and Medarex, Inc.

  99.4 Escrow Agreement dated as of December 18, 1996 among Medarex, Inc., Houston Biotechnology Incorporated and Satterlee Stephens Burke & Burke LLP, as escrow agent.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                         HOUSTON BIOTECHNOLOGY INCORPORATED



                              By: /s/ J. Russell Denson
                                 ---------------------------------------
                                  J. Russell Denson
                                  President and Chief Executive Officer


Dated: December 23, 1996

                                 EXHIBIT INDEX

   Exhibit                                                               Page
   Number                            Description                        Number
   -------                           -----------                        ------

    99.1 Agreement and Plan of Merger among Medarex, Inc., Medarex Acquisition Corp. and Houston Biotechnology Incorporated dated
                        December 18, 1996, together with the
                        exhibits thereto.

    99.2 Convertible Note dated December 18, 1996 executed by Houston Biotechnology Incorporated in favor of Medarex, Inc.

    99.3 License Agreement effective December 18, 1996 between Houston Biotechnology Incorporated and Medarex, Inc.

    99.4 Escrow Agreement dated as of December 18, 1996 among Medarex, Inc., Houston Biotechnology Incorporated and Satterlee Stephens Burke & Burke LLP, as escrow agent.